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                                                                    Exhibit 99.6

Header of all slides
[Logo]  Microsemi                   more than solutions - enabling possibilities
                                                   Analyst Day | 11/7/2001|
                                                    http://www.microsemi.com

Slide 1

Managing Light - CCFL

Roger Holliday,  VP of Marketing/Product Development

Slide 2

LCD Backlight Inverter
 .    A backlight inverter is a small power supply that converts a low voltage DC signal to a high voltage
     AC Signal capable of driving a CCFL
 .    A NIT is a measurement of light typically used to define display brightness characteristics and often used in display comparisons (candella/meter2)
 .    A CCFL inverter efficiency is defined as its ability to convert power into light. The term Nits/Watt is used for this comparison
[picture of circuit board]
[picture of AAA alkaline battery]
[picture of circuit board]

Slide 3

Managing Light (CCFL)
 .    What sets us apart
     - Patented Fluorescent Lamp (CCFL) Driver Architecture
       --    50% more efficient than competition
       --    40%- 90% less components
       --    Full Range Dimming /Full Temp Range
     - Application engineering
       --    Products designed for specific end markets
             --  PDA, Automotive, LCD TV products
 .    Applications
       --    PDAs (leader in CCFL lit color displays)
[picture of PDA]
[picture of PDA]
[picture of PDA]
[picture of PDA]
[McDonald's Logo]

       --    Wireless Web, AutoPC, 3G Phones, Medical Displays, Voice Over IP
Phones, Fish Finders, Pen Based computers
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 .    What's next?
      --    Ambient light tracking systems, auto-brite adjust

[graphic of AutoPC]
[graphic of AutoPC]
[graphic of Parview Golf GPS]

   Application                      Major Design Wins
------------------------      --------------------------------------------
Automotive                                 BMW
Automotive                                 Clarion AutoPC
Automotive                                 Marelli (Italy)
Automotive                                 Mercedes*
Automotive                                 Rosen
Avionics                                   Kaiser F-22
E Book                                     Go Reader
E Book                                     RCA
Entertainment                              Boeing 777
Entertainment                              Sony InFlight Systems
LCD Monitor                                Phillips
LCD Monitor                                Samsung
Notebook                                   Compaq Armada
PDA                                        Compaq iPAQ
PDA                                        HP Jornada Series
PDA                                        Palm IIIC
PDA                                        Siemens PDA
PDA                                        Toshiba e570
Pen Computer                               Symbol Portable Pen
Tester/Meter                               Agilent Optical Tester
Web Tablet                                 AirSpeak FLAIR
Web Tablet                                 Intel
Web Tablet                                 Nokia
Web Tablet                                 Sonic Blue/Number 9


Slide 4

CCFL Competition
 .    Linear Tech
     - The encumbant (high priced, standard products)
 .    Maxim/Micrel (niche)
 .    TI/Unitrode (not a focus)
 .    O2Micro (strong in Taiwan)
 .    MPS (struggling, presence in Taiwan)

Slide 5

Reducing Inverter Size

Complete LXM1617 Inverter BOM
-----------------------------
 1           LX1689CPW
 1           Transformer
 1           Dual FET
 5           Resistors
 8         Capacitors
16           Parts - Total Count!

Slide 6

What sets us apart
 .    System engineering and integration, design, and process expertise for battery operated applications
 .    Combination of IC, Systems and Module Technology
 .    Historical and base expertise in PWM technology
 .    Efficiency, Wide Range Dimming Capability and Compact Form Factor

Slide 7

What's Unique About our Inverters?
 .    Full feature performance including Wide Range Dimming.
 .    Produces 20% to 35% more light for the same power than existing solutions.
 .    Full temperature operation

Light Out (NITS)         120                   x      o
                                             x      o
                          90               x      o
                                         x      o
                          60           x      o
                                     x
                          30      x
                                x
                           0  x
                             ----------------------------
                             0.3  1.0  2.0  3.0  4.0  5.0
                                  Power Used (WATTS)

                               X = RangeMAX         o = Other Inverters

Slide 8

Digital Dimming

[Figure 3 - 50% Burst Duty Cycle]
[Figure 4 - 2% Burst Duty Cycle]
[Figure 5 - 2% Burst Duy Cycle (Expanded Time Base)

[graphic of computer icon]
[picture of laptop computer]

Slide 9

Efficiency Analysis Examples

Program/Customer                Efficiency Improvement
-------------------------------------------------------
 .    Palm (3Com) 3C PDA                            +28%
 .    Intel Strongarm Web Tab                       >20%
 .    Compaq "IPAQ"                                 +60%
 .    HP Jornada                                    +24%

Slide 10

Severe Systems Applications
 . Automotive Requirements
  -  -40C +85 operation
  -  High pressure Lamp Technology
  -  Night Time Driving Conditions
  -  Day Time Driving Conditions
  -  Safety
 . Customer Base
  -  Europe - Becker, Philips, VDO, Yazaki
  -  Japan - Matsushita
  -  USA - Visteon, Rosen
 . Vehicle Platforms
  - BMW, Audi, Porsche, Mercedes, Ford, Lincoln, Honda, Pontiac, Fiat . Applications
  -  GPS, Auto PC, Rear Seat Entertainment

Slide 11

High Pressure vs Standard CCFL

Light Output Vs. Temperature

Temperature in C   Standard     High Pressure
                    (Light Output in Nits)
---------------------------------------------------
-40                    25            500
-35                    35            950
-30                    40           1200
-25                    50           1400
-20                   100           1667
-15                   200           1837
-10                   348           2030
 -5                   500           2200
  0                   700           2378
  5                   896           2519
 10                  1200           2650
 15                  1681           2770
 20                  2100           2896
 25                  2459           3000
 30                  2815           3100
 35                  3100           3150
 40                  3311           3150
 45                  3400           3100
 50                  3341           3000
 55                  3200           2900
 60                  3000           2800
 65                  2750           2750
 70                  2500           2700
 75                  2170           2650
 80                  1756           2625
 85                  1250           2600
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Slide 12

Low Temp Features

Light out vs. Time as function of Lamp Current
Amplitude
Nominal Lamp Current Rating is 9 MA RMS

                      300                         x  x   x    x
           LCD PANELAT -40C                   x
                                       x
                      250
Ligt Out (NITS)
                      200
                                                 o    o    o
                      150           x         o        *    *
                                                 *
                      100                 o  *
                                      *           #    #      #
                      50            o        #
                                 x      #
                       0 xo*#
                       -----------------------------------------
                        0       20     40    60  80  100     120
                                                  Time(Seconds)
                      X = 15 mArms    o = 11 mArms   * = 10 mArms   #=9 mArms


Slide 13

Insta-Brite
[Linfinity Logo]

[schematic]  Current Amplitude Control Dimming, 9mA, 6mA, 3mA, +VDigital Duty
             Cycle Control Dimming, 6mA, LXM1614, 9mA, 6mA, 3mA, Backlight Inverter Combines Current Amplitude and digital Techniques
Microsemi Combines These 2 Techniques Into One RangeMAX Module

Slide 14

Markets/Positions
 . PDA
  - Dominant with 1st Tier Manufactures, estimate 60-70% share of color CCFL lit market
  -    Efficiency, Parts Count
  - Compaq IPAQ, Toshiba, HP Jornada, Symbol, Olympus, Nokia, Ericsson . Automotive
  -    Dominant with 1st Tier Manufacturers
  -    System Expertise, Dim Range and Hi Press Technology
  -    BMW, Mercedes, Audi, Ford, Lincoln,.......
 . Notebook
  -    Niche Position transitioning To Mainstream
  -    Efficiency, Parts Count
  -    Compaq Armada Series, Taiwan Subcons
 . LCD Monitor/TV
  -    Niche Position
  -    Efficiency and Lamp Life
  -    Pursuit with new IC


Slide 15

RangeMAX Opportunity

RangeMAX Projected Revenues

        Minimum Range               Maximum Range
------------------------------------------------------------
FY 99                ~1
FY 00                ~3.5        ~3.5
FY 01E               ~8         ~12.5          $Millions
FY 02E               ~15        ~20
FY 03E               ~22        ~32

Slide 16

RangeMax Family

 . Production
  -    LX1686 - The Original Direct Drive CCFL Controller
  -    LX1689 - PDA, Notebooks, and Monitors Markets
       --   High Efficiency
       --   Less External Components Vs LX1686
 . Sampling
  -    LX1688 - High Performance Monitor Market
  -    Synchronize Lamp Current Frequency and Phase of up to 10 Controllers
  -    Lamp Failure Reporting
 . Final Development
  -    LX1687 - Automotive Market
       --   Wide Range Dimming (1000:1)
       --   Wide Temperature Operation
  -    LX1690 - PDA and Notebooks
       --   Wide Input Voltage Range (6-28V)

Slide 17

Why the Excitement
 .    Explosive LCD Growth > 25% annual
 .    Emergent Auto Market, CY2002, CY2003
 .    Dominance in PDA and Automotive
 .    Patent Protection
 .    Lowest Industry Part Count Solution
 .    1st Tier Partnerships
 .    Complementary New Product Opportunities ($/System)
     --    "Human Eye" Ambient Light Detection
     --    DC/DC Conversion Products
     --    LED
     --    LED Drivers
     --    AudioMax
     --    Transient Protection solutions
     --    RF products
     --    Heaters/Coolers for Automotive Seats
 .    ($ / System)